Marketing Memorandum- 9/9/99 3:00 PM
Fremont Home Loan Trust 1999-3
--------------------------------------------------------------------------------

                              MARKETING MEMORANDUM
                                 9/9/99 3:00 PM


                         FREMONT HOME LOAN TRUST 1999-3


        $325,000,000 CLASS A-1, ASSET BACKED Certificates, SERIES 1999-3 $150,000,000 CLASS A-2, ASSET BACKED Certificates, SERIES 1999-3
          $13,934,637 CLASS B, ASSET BACKED Certificates, SERIES 1999-3


The attached Marketing Memorandum (the "Marketing Memorandum") is privileged and confidential and is intended for use by the addressee only. This Marketing Memorandum is furnished to you solely by First Union Capital Markets Corp. and PaineWebber Incorporated (the "Underwriters") and not by the issuer of the certificates identified above (the "Certificates") or any other party. The Marketing Memorandum is based upon information made available to the Underwriters. Neither the Underwriters, the issuer of the Certificates, nor any other party makes any representation to the accuracy or completeness of the information therein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purpose of evaluating such information.

No assurance can be given as to the accuracy, appropriateness or completeness of the Marketing Memorandum in any particular context; or as to whether the Marketing Memorandum reflects future performance. This Marketing Memorandum should not be construed as either a prediction or as legal, tax, and financial or accounting advice.

Any yields or weighted average lives shown in the Marketing Memorandum are based on prepayment and other assumptions. Actual experience may dramatically affect such yields or weighted average lives. The principal amount and designation of any security described in the Marketing Memorandum are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered
Certificates  for  definitive   terms  of  the  Offered   Certificates  and  the
collateral.

Please be advised that the Certificates may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in the Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
                         FREMONT HOME LOAN TRUST 1999-3
--------------------------------------------------------------------------------


                       PRELIMINARY BACKGROUND INFORMATION

                         FREMONT HOME LOAN TRUST 1999-3
                         ------------------------------

--------------------------------------------------------------------------------
   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
           THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

                   $475,000,000 (APPROXIMATE) OFFERING AMOUNT
                               AMBAC BOND INSURED

BOND SUMMARY*
                                                            LAST      PRINCIPAL       EXPECTED
                APPROXIMATE                        WAL   PRINCIPAL     WINDOW          RATINGS
 CERTIFICATES      SIZE            COUPON        (YEARS)  PAYMENT      (YEARS)      (MOODY'S/S&P)
     A-1        $325,000,000      Floater          2.72     12/06        7.25          Aaa/AAA
     A-2        $150,000,000      Floater          2.72     12/06        7.25          Aaa/AAA
      B         $ 13,934,637  Not Offered Hereby

*At a pricing speed of 27% CPR and to the Optional Termination.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE/FIRST BOSTON




             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (8/25/99)
                           --------------------------
                   (COMPLETE COLLATERAL TABLES ON PAGES 12-27)

                                               POOL 1           POOL 2
                                               ------           ------
Number of Loans:                                        2,492                789
Current Balance:                                 $250,394,077       $115,584,286
Average Balance:                                     $100,479           $146,495
Minimum Balance:                                      $11,965            $19,268
Maximum Balance:                                     $291,000           $500,000
Wtd Average Coupon:                                    9.952%             9.784%
Wtd Average Original Term (months):                       358                359
Wtd Average Seasoning (months):                             2                  2
Wtd Average Original Loan-To-Value:                    78.50%             78.62%
Amortization Type:
ARM  loans (% of Statistical Pool Principal
Balance):                                              91.78%             93.69%
Fixed  loans (% of Statistical Pool Principal
Balance):                                               8.22%              6.31%

ARM Summary Information:
     Wtd Avg Initial Periodic Rate Cap:                2.936%             2.922%
     Wtd Avg Subsequent Periodic Rate Cap:             1.443%             1.449%
     Wtd Avg Margin:                                   6.233%             6.217%
     Wtd Avg Life Cap:                                16.838%            16.658%
     Wtd Avg Months to Roll:                               29                 27







BOND SENSITIVITY TO PREPAYMENTS

TO OPTIONAL TERMINATION:
                                            CPR
CLASS A-1               0%       15%       20%       27%        35%       45%
--------------------------------------------------------------------------------

AVERAGE LIFE           21.32     5.06      3.76      2.72       2.01      1.46
FIRST PAY              10/99     10/99     10/99     10/99     10/99      10/99
LAST PAY               08/28     02/13     09/09     12/06     01/05      08/03
WINDOW (YEARS)         28.92     13.42     10.00     7.25       5.33      3.92

                                            CPR
CLASS A-2                0%       15%       20%       27%        35%       45%
--------------------------------------------------------------------------------

AVERAGE LIFE           21.40     5.06      3.76      2.72       2.01      1.46
FIRST PAY              10/99     10/99     10/99     10/99     10/99      10/99
LAST PAY               08/28     02/13     09/09     12/06     01/05      08/03
WINDOW (YEARS)         28.92     13.42     10.00     7.25       5.33      3.92

TO MATURITY:

                                            CPR
CLASS A-1                0%       15%       20%       27%        35%       45%
--------------------------------------------------------------------------------

AVERAGE LIFE           21.37     5.46      4.10      2.96       2.19      1.59
FIRST PAY              10/99     10/99     10/99     10/99     10/99      10/99
LAST PAY               09/29     12/25     06/21     12/15     10/11      07/08
WINDOW (YEARS)         30.00     26.25     21.75     16.25     12.08      8.83

                                            CPR
CLASS A-2                0%       15%       20%       27%        35%       45%
--------------------------------------------------------------------------------

AVERAGE LIFE           21.45     5.46      4.10      2.96       2.19      1.59
FIRST PAY              10/99     10/99     10/99     10/99     10/99      10/99
LAST PAY               09/29     12/25     06/21     12/15     10/11      07/08
WINDOW (YEARS)         30.00     26.25     21.75     16.25     12.08      8.83









PRICING INFORMATION

PRICING SPEED:               27% CPR


PAYMENT DATE:                The 25th day of each  month  (or the next  Business
                             Day thereafter) commencing in October of 1999.


INTEREST ACCRUAL PERIOD:     For the Class A-1 and Class A-2  Certificates,  the
                             period beginning on the prior payment date (or on the Closing Date in the case of the first payment date) and ending on the day prior to the relevant payment date.

PAYMENT DELAY:               0 days.


SETTLEMENT (CLOSING) DATE:   On or about September 23rd, 1999.


CUT-OFF DATE:                September 1st, 1999 (close of business).

OPTIONAL TERMINATION DATE:   The Optional  Termination Date is the first Payment
                             Date on which the Aggregate Pool Balance has declined to less than 10% of the sum of (x) the aggregate balance of the Initial Loans as of the Cut-Off Date and (y) the amount on deposit in the Pre-funding Account as of the Settlement Date.

OPTIONAL TERMINATION:        The   Servicer   may  (with  the   consent  of  the
                             Certificate Insurer, if such termination would cause a payment to be made under the Certificate
                             Insurance Policy), at its option (and if such option is not exercised by the Servicer, the Certificate Insurer may, at its option) effect an early termination of the Trust on any Payment Date on or after the Optional Termination Date by purchasing all of the Home Equity Loans at a price equal to or greater than the Termination Price.

TERMINATION PRICE:           The  Termination  Price will generally be an amount
                             equal to the greater of (i) the par amount of all the loans and (ii) the fair market value of the loans, and certain other expenses.

AGGREGATE POOL BALANCE:      The  aggregate  of the  Pool 1 and  Pool 2  (each a
                             "Pool") principal balances.

SERVICING/OTHER FEES:        The   collateral   is  subject  to  certain   fees,
                             including  a Master  Servicing  and  Servicing  Fee
                             totaling   0.50%   per   annum   payable   monthly,
                             Certificate Insurer Fees and Trustee Fees.

ADVANCING:                   The Master  Servicer  is  required  to advance  any
                             delinquent payment of interest and principal to the
                             extent such  amounts  are deemed to be  recoverable
                             (the  "Delinquency  Advances").   The  Servicer  is
                             required  to  advance   reasonable   and  customary
                             expense  advances  with  respect  to the loans (for
                             items  such as taxes and  insurance)  to the extent
                             such   advances   are  deemed  to  be   recoverable
                             ("Servicer Advances").





DESCRIPTION OF SECURITIES

TITLE OF SECURITIES:         Fremont   Home  Loan   Trust   1999-3,   Home  Loan
                             Asset-Backed Certificates, Series 1999-3.

OFFERING AMOUNT:             Approximately $475,000,000.

LEAD UNDERWRITER:            PaineWebber Incorporated

CO-UNDERWRITERS:             Banc One Capital Markets, Inc.
                             Chase Securities Inc.
                             Credit Suisse First Boston
                             Deutsche Banc Alex. Brown
                             First Union Capital Markets

TRANSFEROR/MASTER SERVICER:  Fremont   Investment  &  Loan  (a  Fremont  General
                             Company) Headquartered in Anaheim, CA

DEPOSITOR:                   PaineWebber Mortgage Acceptance Corporation IV

SERVICER:                    Countrywide Home Loans, Inc.

TRUSTEE:                     [TBD]

STATISTICAL CALCULATION
DATE: The loans described herein represent the portion of the loans to be conveyed to the Trust at closing (the "Initial Loans") that have been identified by Fremont as of the statistical calculation date of August 25, 1999. We anticipate that additional loans will be conveyed to the issuer during the three months following closing. In addition, other loans may be substituted for the currently identified loans.

                             It is anticipated that the total unpaid principal balance of the collateral pool conveyed to the Trust at closing will be approximately $366,000,000.

PRE-FUNDING ACCOUNT:         On the  Closing  Date,  approximately  $122,957,000
                             will be deposited  in an account (the  "Pre-Funding
                             Account")  and will be used to  acquire  Subsequent
                             Loans. The "Pre-Funding Period" is the period commencing on the Closing Date and ending generally on the earlier to occur of (i) the date on which the amount on deposit in the Pre-Funding Account with respect to any pool of loans is less than $50,000 and (ii) December 21st, 1999.

FINAL POOL BALANCE:          The Final Pool Balance,  with respect to each Pool,
                             will equal the  principal  balance  of the  Initial
                             Loans for such Pool as of the cut-off date and the Pool's allocation of the Pre-Funding Account as of the Cut-off Date.

CLASS B INTEREST:            The  Class B  Certificates  will  receive  interest
                             payments   after  the  Senior   Certificates   have
                             received their monthly interest. To the extent of a shortfall in one Pool to cover it's allocation of the Class B Certificate's interest, cash flow can be crossed from the other Pool to cover such shortfall.

CLASS B PRINCIPAL:           The  Class  B  Certificates  will  receive  (1) all
                             Excess  Spread  remaining  after  payment of Senior
                             Principal  and Interest and certain  other  amounts
                             and (2) all Overcollateralization Reduction Amounts
                             until the bond is retired in full  (essentially all
                             cashflow not required by the Senior  Certificates).
                             As the  Subordination  is reduced by application of
                             Excess  Spread,  the  protection  provided  by  the
                             accelerated  amount of the Class B Certificates  to
                             the  Senior   Certificates   will  be  replaced  by
                             Overcollateralization.

CLASS B WRITEDOWNS:          The Class B writedown  for any Payment  Date (after
                             allocation of collections  in the  waterfall)  will
                             equal the excess, if any, of (1) the sum of (a) the
                             current  Senior  Certificate  Balance  and  (b) the
                             current  Class B  Certificate  balance over (2) the
                             current   Aggregate  Pool  Balance.   The  Class  B
                             writedowns   cannot  exceed  the  current  Class  B
                             Certificate Balance and will be reimbursable at the bottom of the waterfall.

CREDIT ENHANCEMENT:          Credit  enhancement  for  the  Class  A-1  and  A-2
                             Certificates (together the "Senior Certificates") will be provided by the following:

                             EXCESS SPREAD: The interest on the loans in each Pool is generally expected to be higher than the sum of the Master Servicing and Servicing Fee, the Trustee Fee, the premium payable to the Certificate Insurer, such Pool's allocable share of the Class B interest, and the interest on such Senior Certificates, thus generating Excess Spread which will be available as principal payments on the related Senior Certificates on each Payment Date. Under certain circumstances, Excess Spread from one Pool may be used to cover shortfalls due to delinquencies or losses on the other Pool.

                             OVERCOLLATERALIZATION/SUBORDINATION:  Excess Spread
                             will be applied, to the extent available, to make accelerated payments of principal on the Senior Certificates; such application will cause the principal balance of the Senior Certificates to amortize more rapidly than the loans, resulting in Overcollateralization. Overcollateralization /
                             Subordination will be calculated for each Pool as the related Pool's current principal balance less the related Senior Certificate's current principal balance. The Class B Certificates (the "Subordination") will be senior to the overcollateralization, but subordinate to the Senior Certificates. Each pool will be allocated a portion of the Class B Certificates.

                             The initial Subordination will equal [2.85%] of the related cut-off date pool balance. Prior to the Stepdown Date, the Overcollateralization / Subordination target will equal [5.15%] of the related Final Pool Balance.

                             The Stepdown Date will be the later of (1) the Payment Date in [April 2002] and (2) the date that the Aggregate Pool Balance has been reduced to 50% of the aggregate of the Final Pool Balances.

                             On or after the Stepdown Date, the Overcollateralization/Subordination (which will be allocated to each Pool based on its current Pool balance) will be equal to the greatest of:

                                 a) [10.30%]  times the current  Aggregate  Pool
                                    Balance;
                                 b) two times the difference  between (i) 50% of
                                    the 90+ delinquencies and (ii) four times the monthly excess spread;
                                 c) the sum of the three largest loans remaining
                                    in the deal; and
                                 d) 0.50% times the  aggregate of the Final Pool
                                    balances.

                             RESERVE ACCOUNT: Amounts required to be deposited in the Reserve Account will equal the excess of (i) the sum of the specified Overcollateralization / Subordination targets for both Pools over (ii) the sum of the Overcollateralization/Subordination for both Pools.

                             FINANCIAL GUARANTY INSURANCE POLICY: A financial guaranty policy issued by Ambac Assurance Corp. ("the Certificate Insurer"). Ambac will unconditionally and irrevocably guarantee the timely payment of interest and ultimate payment of principal on the Senior Certificates (i.e. after any losses reduce the Overcollateralization / Subordination to zero, Ambac will cover the excess, if any, of the current Senior Certificate Balance over the current Aggregate Pool Balance). The Insured Payments do not cover Realized Losses except to the extent that the aggregate principal balance of the Senior Certificates exceeds the Aggregate Pool Balance. Insured Payments do not cover the Master Servicer's failure to make Delinquency Advances except to the extent that a shortfall of interest due on the Senior Certificates would otherwise result therefrom. The Ambac Insurance Policy is not cancelable for any reason. The Ambac Insurance Policy is not covered by the property/casualty insurance security fund specified in Article 76 of the New York Insurance Law.

PASS-THROUGH RATE:           CLASS A-1 CERTIFICATES:  The Class A-1 Pass-Through
                             Rate will be equal to the lesser of (x) the applicable Formula Rate and (y) the applicable
                             Available Funds Cap.

                             CLASS A-2 CERTIFICATES: The Class A-2 Pass-Through Rate will be equal to the lesser of (x) the applicable Formula Rate and (y) the applicable Available Funds Cap.

FORMULA RATE:                The Formula Rate for the Class A-1 Certificates for
                             any Payment Date will equal the lesser of (i) with respect to any Payment Date which occurs on or prior to the Optional Termination Date, one-month
                             LIBOR plus [ %] per annum, or (ii) with respect to any Payment Date that occurs after the Optional
                             Termination Date, one-month LIBOR plus [ %] per annum.

                             The Formula Rate for the Class A-2 Certificates for any Payment Date will equal the lesser of (i) with respect to any Payment Date which occurs on or prior to the Optional Termination Date, one-month LIBOR plus [ %] per annum, or (ii) with respect to any Payment Date that occurs after the Optional Termination Date, one-month LIBOR plus [ %] per annum.

AVAILABLE FUNDS CAP:         The Available Funds Cap for the Senior Certificates
                             will equal the annualized rate equal to (i) the interest due on the related Pool less such Pool's share of the servicing fee, the Master Servicing fee, the Trustee fee, such Pool's share of the Class B monthly interest and the premium payable to the Certificate Insurer, such amount divided by the principal balance of the applicable Class of Senior
                             Certificates. For any Payment Date on or after October 2000, the Available Funds Cap for the
                             Senior Certificates will be further reduced by 0.50%.

AVAILABLE FUNDS CAP
CARRY  FORWARD  AMOUNT:      If, on any Payment Date,  the  Available  Funds Cap
                             limits the Senior  Certificate's  Pass-Through Rate
                             (i.e.,  the rate set by the Available  Funds Cap is
                             less  than the  Formula  Rate for the  Class A-1 or
                             Class  A-2  Certificates),  the  amount of any such
                             shortfall  will be carried  forward  and be due and
                             payable on future  Payment  Dates and shall  accrue
                             interest at the applicable Formula Rate, until paid
                             (such   shortfall,   together   with  such  accrued
                             interest,  the  "Available  Funds Cap Carry Forward
                             Amount").

                             The Insurance Policy for the Senior Certificates does not cover the Available Funds Cap Carry Forward Amount; the payment of such amount may be funded only from Excess Spread remaining after (i) the payment of interest and principal due on the Senior Certificates for such Payment Date, (ii) reimbursement of the Certificate Insurer, (iii) payment of accelerated principal on the Senior Certificates to achieve the required overcollateralization targets for such Payment Date, or for required deposits into the Reserve
                             Account, and (iv) the payment of interest and principal due on the Class B Certificates for such Payment Date.

FEDERAL TAX ASPECTS:         It is  anticipated  that the  Certificates  will be
                             treated as REMIC regular interests for tax purposes

ERISA CONSIDERATIONS:        The Senior  Certificates  are  expected to be ERISA
                             eligible. The Subordinate  Certificates will NOT be
                             ERISA eligible.

SMMEA ELIGIBILITY:           The     Certificates     will    NOT     constitute
                             "mortgage-related   securities"   for  purposes  of
                             SMMEA.

FORM OF OFFERING:            Book-Entry   form,   same-day  funds  through  DTC,
                             Euroclear, and CEDEL.

DENOMINATIONS:               Minimum  denominations  of $25,000 and multiples of
                             $1,000 thereafter.

HOME EQUITY LOANS:           - First lien,  fixed and  adjustable  rate mortgage
                             loans.

                             - 1-4 Family residential properties, condominium units and manufactured homes.

                             - A substantial percentage of the loans do not conform to FNMA or FHLMC underwriting standards or to those standards typically applied by banks or other lending institutions, particularly with regard to a borrower's credit history.

                             - Approximately 91.34% (by Statistical Calculation Date aggregate principal balance) of the Home Equity Loans bear prepayment premiums.

                             The Trust is comprised primarily of two pools of mortgage loans. The first pool of loans ("Pool 1 Loans") will support the Class A-1 Certificates, in that payments on the Pool 1 Loans will generally be used to make payments on the Class A-1 Certificates. Similarly, the second pool of loans ("Pool 2 Loans") will generally be used to make payments on the Class A-2 Certificates.

                             POOL 1 LOANS: The Pool 1 Loans have an aggregate principal balance of approximately $250,394,077 as of the Statistical Calculation Date and the Pre-funded Amount of the Pool 1 Loans is expected to be approximately $84,140,149. 91.78% of the Pool 1 Loans, by Statistical Calculation Date aggregate principal balance, are adjustable rate Loans that, after a period of six months, one year, two years, three years, or five years following the date of origination, adjust semi-annually based upon six-month LIBOR. 8.22% of the Pool 1 Loans, by Statistical Calculation Date aggregate principal balance, will bear interest at a fixed rate for the term of the loan. The original principal balance of each Pool 1 Loan will not exceed the maximum loan amounts shown in the table below.

                      MAXIMUM LOAN BALANCES OF POOL 1 LOANS
                      -------------------------------------
    Number of Units       Maximum Loan Amount of First Mortgage
    ---------------       -------------------------------------
                      Continental United States   Alaska or Hawaii
                      -------------------------   ----------------
            1                  $240,000               $360,000
            2                  $307,100               $460,650
            3                  $371,200               $556,800
            4                  $461,350               $692,025

                             POOL 2 LOANS: The Pool 2 Loans have an aggregate principal balance of approximately $115,584,286 as of the Statistical Calculation Date and the Pre-funded Amount of the Pool 2 Loans is expected to be $38,816,126. 93.69% of the Pool 2 Loans, by Statistical Calculation Date aggregate principal balance, are adjustable rate Loans that, after a period of six months, two years, three years, or five years following the date of origination, adjust semi-annually based upon six-month LIBOR. 6.31% of the Pool 2 Loans, by Statistical Calculation Date aggregate principal balance, will bear interest at a fixed rate for the term of the loan. The original principal balance of 45.83% of the Pool 2 Loans will exceed the maximum loan amounts shown in the table above. The original principal balance of 54.17% of the Pool 2 Loans will not exceed the maximum loan amounts shown in the table above.

DESCRIPTION OF THE SERVICER

o Countrywide Home Loans, Inc ("Countrywide") is a New York corporation and a subsidiary of Countrywide Credit Industries, Inc.

o Countrywide is engaged primarily in the mortgage banking business, and as such, originates, purchases, sells and services mortgage loans.

o Countrywide originates mortgage loans through a retail branch system and through mortgage loan brokers and correspondents nationwide.

o Countrywide's mortgage loans are principally first-lien, fixed or adjustable rate mortgage loans secured by single-family residences.

o As of August 31, 1999, Countrywide provided servicing for mortgage loans with an aggregate principal balance of approximately $236.4 billion.

o As of August 31, 1999, Countrywide provided servicing for approximately $4.1 billion in B&C quality mortgage loans.

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (8/25/99)

POOL 1 INFORMATION

AGGREGATE FIELD                  DESCRIPTION       COUNT       BALANCE$    POOL%
---------------                  -----------       -----       --------    -----

State                             California         576     76,332,459    30.48
                                    Illinois         195     17,894,756     7.15
                                     Florida         203     17,212,726     6.87
                                  Washington         142     16,651,218     6.65
                                    New York         112     11,417,820     4.56
                                  New Jersey         103     10,764,441     4.30
                                        Utah          93      9,561,841     3.82
                                    Michigan         135      9,212,219     3.68
                                        Ohio         102      7,178,782     2.87
                                     Arizona          80      7,061,485     2.82
                               Massachusetts          54      6,865,154     2.74
                                      Oregon          62      6,739,093     2.69
                                    Colorado          60      6,209,288     2.48
                                      Nevada          40      4,551,684     1.82
                                    Missouri          63      4,305,274     1.72
                                     Indiana          58      3,965,013     1.58
                                Pennsylvania          57      3,428,446     1.37
                                     Georgia          34      3,207,038     1.28
                              North Carolina          31      2,835,912     1.13
                                       Idaho          34      2,737,884     1.09
                                   Wisconsin          37      2,688,091     1.07
                                 Connecticut          21      1,979,647     0.79
                               New Hampshire          17      1,682,406     0.67
                                   Minnesota          21      1,644,873     0.66
                                      Kansas          19      1,606,778     0.64
                              South Carolina          15      1,407,608     0.56
                                       Texas          16      1,399,712     0.56
                                    Maryland          13      1,363,902     0.54
                                    Oklahoma          17      1,309,058     0.52
                                  New Mexico          12      1,087,299     0.43
                                      Alaska           9      1,073,715     0.43
                                   Tennessee          11        790,296     0.32
                                     Montana           8        674,580     0.27
                                Rhode Island           7        658,552     0.26
                                       Maine           5        457,169     0.18
                                    Virginia           4        415,691     0.17
                                    Delaware           3        357,374     0.14
                                    Kentucky           5        352,378     0.14
                                      Hawaii           2        257,500     0.10
                                 Mississippi           2        186,963     0.07
                                     Vermont           2        177,816     0.07
                               West Virginia           3        164,960     0.07
                                    Arkansas           2        150,940     0.06
                                    Nebraska           2        121,184     0.05
                                   Louisiana           3        114,799     0.05
                        District of Columbia           1         75,824     0.03
                                        Iowa           1         62,428     0.02
                                                  ------    -----------   ------
                                                   2,492   $250,394,077  100.00%

Original LTV               10.001% - 15.000%           1         25,000     0.01
                           15.001% - 20.000%           2         59,900     0.02
                           20.001% - 25.000%           5        232,470     0.09
                           25.001% - 30.000%           7        523,188     0.21
                           30.001% - 35.000%          10        573,658     0.23
                           35.001% - 40.000%          11        486,403     0.19
                           40.001% - 45.000%          16        948,526     0.38
                           45.001% - 50.000%          35      2,464,039     0.98
                           50.001% - 55.000%          26      1,924,702     0.77
                           55.001% - 60.000%          74      5,349,278     2.14
                           60.001% - 65.000%         130     10,622,053     4.24
                           65.001% - 70.000%         241     21,088,817     8.42
                           70.001% - 75.000%         374     38,585,940    15.41
                           75.001% - 80.000%         827     82,539,421    32.96
                           80.001% - 85.000%         361     40,422,345    16.14
                           85.001% - 90.000%         372     44,548,338    17.79
                                                  ------    -----------   ------
                                                   2,492   $250,394,077  100.00%

Current Coupon               7.001% - 8.000%          49      6,710,843     2.68
                             8.001% - 9.000%         438     53,135,852    21.22
                            9.001% - 10.000%         855     90,674,410    36.21
                           10.001% - 11.000%         699     63,888,360    25.52
                           11.001% - 12.000%         323     27,396,221    10.94
                           12.001% - 13.000%         102      7,099,822     2.84
                           13.001% - 14.000%          26      1,488,569     0.59
                                                  ------    -----------   ------
                                                   2,492   $250,394,077  100.00%

Current Balance       $10,000.01- $15,000.00           2         26,939     0.01
                      $15,000.01- $20,000.00           5         99,946     0.04
                      $20,000.01- $30,000.00          56      1,519,129     0.61
                      $30,000.01- $40,000.00         150      5,328,826     2.13
                      $40,000.01- $50,000.00         183      8,372,555     3.34
                     $50,000.01- $100,000.00       1,020     75,671,096    30.22
                    $100,000.01- $250,000.00       1,073    158,556,078    63.32
                    $250,000.01- $500,000.00           3        819,508     0.33
                                                  ------    -----------   ------
                                                   2,492   $250,394,077  100.00%

Property Type                  Single Family       2,176    220,670,482    88.13
                                  2-4 Family         184     18,733,684     7.48
                                 Condominium         100      8,588,697     3.43
                        Manufactured Housing          32      2,401,214     0.96
                                                  ------    -----------   ------
                                                   2,492   $250,394,077  100.00%

Loan Age                                   0         909     88,119,593    35.19
                                           1         770     79,636,119    31.80
                                           2         147     15,403,675     6.15
                                           3         102     10,838,089     4.33
                                           4          56      5,806,591     2.32
                                           5          65      6,355,670     2.54
                                           6          60      5,918,785     2.36
                                           7          51      5,193,120     2.07
                                   8 or more         332     33,122,433    13.23
                                                  ------    -----------   ------
                                                   2,492   $250,394,077  100.00%

Remaining Term                 Less than 353         372     35,983,008    14.37
                                         353          50      5,144,826     2.05
                                         354          57      5,634,656     2.25
                                         355          64      6,303,233     2.52
                                         356          55      5,774,904     2.31
                                         357          98     10,438,938     4.17
                                         358         147     15,403,675     6.15
                                         359         756     78,698,393    31.43
                                         360         893     87,012,443    34.75
                                                  ------    -----------   ------
                                                   2,492   $250,394,077  100.00%

Occupancy                     Owner Occupied       2,244    232,362,796    92.80
                          Non-Owner Occupied         248     18,031,281     7.20
                                                  ------    -----------   ------
                                                   2,492   $250,394,077  100.00%

Credit Grade                    A                    369     38,090,914    15.21
                                A-                   801     92,684,755    37.02
                                B                    693     67,813,059    27.08
                                C                    483     40,744,355    16.27
                                C-                    97      7,390,150     2.95
                                D                     49      3,670,844     1.47
                                                  ------    -----------   ------
                                                   2,492   $250,394,077  100.00%

Margin                                Fixed         250    20,577,587       8.22
                             3.501 - 3.750%           1        48,490       0.02
                             3.751 - 4.000%           1        55,584       0.02
                             4.251 - 4.500%           3       337,708       0.13
                             4.501 - 4.750%           7       719,183       0.29
                             4.751 - 5.000%          17     1,928,620       0.77
                             5.001 - 5.250%          31     3,046,037       1.22
                             5.251 - 5.500%         170    19,976,674       7.98
                             5.501 - 5.750%         119    12,970,027       5.18
                             5.751 - 6.000%         543    58,223,275      23.25
                             6.001 - 6.250%         552    56,856,677      22.71
                             6.251 - 6.500%         197    20,726,639       8.28
                             6.501 - 6.750%         264    26,750,620      10.68
                             6.751 - 7.000%          77     7,202,043       2.88
                             7.001 - 7.250%         119     9,714,161       3.88
                             7.251 - 7.500%          49     3,915,448       1.56
                             7.501 - 7.750%          38     2,945,775       1.18
                             7.751 - 8.000%          23     1,980,354       0.79
                             8.001 - 8.250%           9       892,413       0.36
                             8.251 - 8.500%          11       703,076       0.28
                             8.501 - 8.750%           5       409,351       0.16
                             8.751 - 9.000%           3       246,975       0.10
                             9.001 - 9.250%           1        88,971       0.04
                             9.251 - 9.500%           1        42,575       0.02
                            9.751 - 10.000%           1        35,816       0.01
                                                 ------   -----------     ------
                                                  2,492  $250,394,077    100.00%

Rate Reset                            Fixed         250    20,577,587       8.22
                                    1999/10           6       865,549       0.35
                                    1999/11           9       940,063       0.38
                                    1999/12          10       884,068       0.35
                                    2000/01          18     1,607,013       0.64
                                    2000/02           8       857,196       0.34
                                    2000/03           3       648,707       0.26
                                    2000/04           5       414,231       0.17
                                    2000/06           3       279,857       0.11
                                    2000/07           9       462,670       0.18
                                    2000/08          11       867,894       0.35
                                    2000/09          17     1,868,826       0.75
                                    2000/10          73     7,478,369       2.99
                                    2000/11         126    12,726,897       5.08
                                    2000/12          51     5,153,257       2.06
                                    2001/01          22     2,321,364       0.93
                                    2001/02          52     5,347,973       2.14
                                    2001/03          48     4,840,351       1.93
                                    2001/04          28     2,633,269       1.05
                                    2001/05          25     2,453,512       0.98
                                    2001/06          65     7,054,366       2.82
                                    2001/07         345    37,672,743      15.05
                                    2001/08         303    30,773,142      12.29
                                    2001/09          65     6,293,733       2.51
                                    2001/10          11       948,216       0.38
                                    2001/11          17     1,560,726       0.62
                                    2001/12           8       605,477       0.24
                                    2002/01           4       463,975       0.19
                                    2002/02           5       331,084       0.13
                                    2002/03          16     1,577,043       0.63
                                    2002/04          22     2,729,483       1.09
                                    2002/05          83     8,598,066       3.43
                                    2002/06          27     2,745,456       1.10
                                    2002/07         231    23,432,438       9.36
                                    2002/08         201    19,899,589       7.95
                                    2002/09          52     5,273,040       2.11
                                    2003/06           1        63,489       0.03
                                    2003/12           1       139,031       0.06
                                    2004/05           1       179,772       0.07
                                    2004/06          13     1,307,217       0.52
                                    2004/07         128    13,274,584       5.30
                                    2004/08          93    10,040,223       4.01
                                    2004/09          26     2,202,530       0.88
                                                 ------   -----------     ------
                                                  2,492  $250,394,077    100.00%

Life Cap                              Fixed         250    20,577,587       8.22
                          13.001% - 14.000%           8       958,786       0.38
                          14.001% - 15.000%          75    10,198,373       4.07
                          15.001% - 16.000%         429    51,464,286      20.55
                          16.001% - 17.000%         778    82,145,076      32.81
                          17.001% - 18.000%         585    54,336,695      21.70
                          18.001% - 19.000%         277    23,985,156       9.58
                          19.001% - 20.000%          78     5,887,116       2.35
                          20.001% - 21.000%          12       841,001       0.34
                                                 ------   -----------     ------
                                                  2,492  $250,394,077    100.00%

Life Floor                            Fixed         250    20,577,587       8.22
                            7.001% - 8.000%          49     6,530,634       2.61
                            8.001% - 9.000%         404    49,990,345      19.96
                           9.001% - 10.000%         777    82,863,145      33.09
                          10.001% - 11.000%         626    58,182,492      23.24
                          11.001% - 12.000%         290    25,079,869      10.02
                          12.001% - 13.000%          81     6,156,614       2.46
                          13.001% - 14.000%          15     1,013,390       0.40
                                                 ------   -----------     ------
                                                  2,492  $250,394,077    100.00%

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (8/25/99)

POOL 2 INFORMATION

AGGREGATE FIELD                 DESCRIPTION       COUNT       BALANCE$    POOL%
---------------                 -----------       -----       --------    -----

State                             California         239     50,129,942    43.37
                                    Illinois          78      9,170,093     7.93
                                  Washington          51      7,130,382     6.17
                                  New Jersey          43      6,976,709     6.04
                                     Florida          58      6,020,586     5.21
                                    Michigan          32      3,770,524     3.26
                                    New York          32      3,728,605     3.23
                                        Utah          19      2,965,306     2.57
                                     Arizona          22      2,828,061     2.45
                               Massachusetts          18      2,122,180     1.84
                                      Nevada          14      1,985,591     1.72
                                     Georgia           9      1,869,356     1.62
                                      Oregon          14      1,816,254     1.57
                                        Ohio          25      1,674,634     1.45
                                 Connecticut          10      1,394,827     1.21
                                    Colorado          16      1,325,637     1.15
                                Pennsylvania          16      1,131,463     0.98
                                    Maryland           4        757,042     0.65
                                   Wisconsin           6        745,684     0.65
                                   Minnesota           5        743,399     0.64
                                    Missouri          12        732,634     0.63
                                      Kansas           6        726,974     0.63
                                      Hawaii           3        644,840     0.56
                              North Carolina           4        642,747     0.56
                                     Montana           4        559,471     0.48
                                  New Mexico           5        558,414     0.48
                                       Idaho           6        477,154     0.41
                                    Virginia           2        434,164     0.38
                                     Indiana           8        402,145     0.35
                                    Oklahoma           3        345,430     0.30
                              South Carolina           4        328,646     0.28
                               New Hampshire           4        282,556     0.24
                                      Alaska           2        216,088     0.19
                                     Vermont           2        171,108     0.15
                                    Kentucky           3        154,755     0.13
                                       Texas           3        139,074     0.12
                                    Arkansas           2        128,687     0.11
                                   Louisiana           1        113,955     0.10
                                    Delaware           1         93,934     0.08
                                   Tennessee           1         69,700     0.06
                                       Maine           1         39,920     0.03
                                        Iowa           1         35,613     0.03
                                                  ------    -----------   ------
                                                     789   $115,584,286  100.00%

Original LTV               20.001% - 25.000%           2         56,992     0.05
                           25.001% - 30.000%           4        170,408     0.15
                           30.001% - 35.000%           4        348,516     0.30
                           35.001% - 40.000%           3        144,498     0.13
                           40.001% - 45.000%           9        547,012     0.47
                           45.001% - 50.000%           6        311,336     0.27
                           50.001% - 55.000%          13      2,014,173     1.74
                           55.001% - 60.000%          22      3,289,696     2.85
                           60.001% - 65.000%          28      3,763,193     3.26
                           65.001% - 70.000%          61      7,664,278     6.63
                           70.001% - 75.000%         127     18,534,954    16.04
                           75.001% - 80.000%         264     39,132,837    33.86
                           80.001% - 85.000%         126     19,337,633    16.73
                           85.001% - 90.000%         120     20,268,761    17.54
                                                  ------    -----------   ------
                                                     789   $115,584,286  100.00%

Current Coupon               7.001% - 8.000%          22      3,506,838     3.03
                             8.001% - 9.000%         135     25,822,201    22.34
                            9.001% - 10.000%         304     47,857,531    41.40
                           10.001% - 11.000%         218     28,235,260    24.43
                           11.001% - 12.000%          86      8,093,574     7.00
                           12.001% - 13.000%          19      1,661,588     1.44
                           13.001% - 14.000%           5        407,293     0.35
                                                  ------    -----------   ------
                                                     789   $115,584,286  100.00%

Current Balance       $15,000.01- $20,000.00           3         59,260     0.05
                      $20,000.01- $30,000.00          12        334,114     0.29
                      $30,000.01- $40,000.00          38      1,346,418     1.16
                      $40,000.01- $50,000.00          42      1,907,088     1.65
                     $50,000.01- $100,000.00         253     18,708,028    16.19
                    $100,000.01- $250,000.00         293     46,875,749    40.56
                    $250,000.01- $500,000.00         148     46,353,630    40.10
                                                  ------    -----------   ------
                                                     789   $115,584,286  100.00%

Property Type                  Single Family         689    103,136,068    89.23
                                  2-4 Family          61      7,568,291     6.55
                                 Condominium          31      4,112,055     3.56
                        Manufactured Housing           8        767,873     0.66
                                                  ------    -----------   ------
                                                     789   $115,584,286  100.00%

Loan Age                                   0         302     41,260,730    35.70
                                           1         215     33,352,893    28.86
                                           2          64      8,280,822     7.16
                                           3          26      4,331,139     3.75
                                           4          23      3,685,435     3.19
                                           5          23      3,176,284     2.75
                                           6          18      2,465,110     2.13
                                           7          17      1,546,079     1.34
                                   8 or more         101     17,485,794    15.13
                                                  ------    -----------   ------
                                                     789   $115,584,286  100.00%

Remaining Term                 Less than 353         105     18,017,223    15.59
                                         353          17      1,546,079     1.34
                                         354          17      2,371,381     2.05
                                         355          23      3,176,284     2.75
                                         356          23      3,685,435     3.19
                                         357          26      4,331,139     3.75
                                         358          64      8,280,822     7.16
                                         359         215     33,352,893    28.86
                                         360         299     40,823,030    35.32
                                                  ------    -----------   ------
                                                     789   $115,584,286  100.00%

Occupancy                     Owner Occupied         722    107,823,501    93.29
                          Non-Owner Occupied          67      7,760,785     6.71
                                                  ------    -----------   ------
                                                     789   $115,584,286  100.00%

Credit Grade                    A                    130     21,831,492    18.89
                                A-                   277     44,519,927    38.52
                                B                    212     29,524,169    25.54
                                C                    132     15,875,200    13.73
                                C-                    26      2,900,401     2.51
                                D                     12        933,097     0.81
                                                  ------    -----------   ------
                                                     789   $115,584,286  100.00%

Margin                                Fixed          66     7,293,424       6.31
                             4.001 - 4.250%           2        99,151       0.09
                             4.501 - 4.750%           3       531,888       0.46
                             4.751 - 5.000%           7     1,252,956       1.08
                             5.001 - 5.250%           9     1,664,469       1.44
                             5.251 - 5.500%          52     7,818,170       6.76
                             5.501 - 5.750%          32     6,639,910       5.74
                             5.751 - 6.000%         182    29,234,532      25.29
                             6.001 - 6.250%         169    23,250,665      20.12
                             6.251 - 6.500%          76    12,149,031      10.51
                             6.501 - 6.750%          94    13,243,317      11.46
                             6.751 - 7.000%          22     4,305,533       3.73
                             7.001 - 7.250%          41     4,239,070       3.67
                             7.251 - 7.500%          13     1,557,162       1.35
                             7.501 - 7.750%          12     1,003,190       0.87
                             7.751 - 8.000%           5       652,092       0.56
                             8.001 - 8.250%           3       451,770       0.39
                             8.501 - 8.750%           1       197,955       0.17
                                                 ------   -----------     ------
                                                    789  $115,584,286    100.00%

Rate Reset                            Fixed          66     7,293,424       6.31
                                    1999/10           3       626,840       0.54
                                    1999/11           5       855,874       0.74
                                    1999/12           2       298,159       0.26
                                    2000/01           8     1,210,577       1.05
                                    2000/02           3       557,701       0.48
                                    2000/04           1       138,519       0.12
                                    2000/06           3       617,058       0.53
                                    2000/07           2       418,554       0.36
                                    2000/08           3       520,061       0.45
                                    2000/09           6     1,490,149       1.29
                                    2000/10          27     3,735,217       3.23
                                    2000/11          33     5,947,880       5.15
                                    2000/12          10     1,224,110       1.06
                                    2001/01           6       814,712       0.70
                                    2001/02          20     2,438,535       2.11
                                    2001/03          18     2,565,306       2.22
                                    2001/04          12     1,587,059       1.37
                                    2001/05          10     1,501,474       1.30
                                    2001/06          26     3,961,140       3.43
                                    2001/07         112    17,773,486      15.38
                                    2001/08         106    15,831,342      13.70
                                    2001/09          19     2,188,250       1.89
                                    2001/10           4     1,002,540       0.87
                                    2001/11           4       619,094       0.54
                                    2001/12           3       362,586       0.31
                                    2002/01           4       450,241       0.39
                                    2002/02           2       330,016       0.29
                                    2002/03           5     1,329,815       1.15
                                    2002/04           5       747,704       0.65
                                    2002/05          20     3,258,355       2.82
                                    2002/06          12     1,412,408       1.22
                                    2002/07          74    11,463,713       9.92
                                    2002/08          66     9,553,857       8.27
                                    2002/09          16     3,380,435       2.92
                                    2003/04           1        75,461       0.07
                                    2003/05           1        80,078       0.07
                                    2004/06           5       336,640       0.29
                                    2004/07          27     3,509,568       3.04
                                    2004/08          33     3,294,300       2.85
                                    2004/09           6       782,050       0.68
                                                 ------   -----------     ------
                                                    789  $115,584,286    100.00%

Life Cap                              Fixed          66     7,293,424       6.31
                          12.001% - 13.000%           1       303,599       0.26
                          13.001% - 14.000%           4       752,516       0.65
                          14.001% - 15.000%          30     5,048,329       4.37
                          15.001% - 16.000%         136    25,644,291      22.19
                          16.001% - 17.000%         274    44,392,646      38.41
                          17.001% - 18.000%         186    23,506,751      20.34
                          18.001% - 19.000%          75     7,012,469       6.07
                          19.001% - 20.000%          16     1,477,261       1.28
                          20.001% - 21.000%           1       153,000       0.13
                                                 ------   -----------     ------
                                                    789  $115,584,286    100.00%

Life Floor                            Fixed          66     7,293,424       6.31
                            6.001% - 7.000%           1       303,599       0.26
                            7.001% - 8.000%          22     3,762,462       3.26
                            8.001% - 9.000%         125    24,103,085      20.85
                           9.001% - 10.000%         284    46,225,599      39.99
                          10.001% - 11.000%         196    24,941,464      21.58
                          11.001% - 12.000%          78     7,324,392       6.34
                          12.001% - 13.000%          16     1,477,261       1.28
                          13.001% - 14.000%           1       153,000       0.13
                                                 ------   -----------     ------
                                                    789  $115,584,286    100.00%